Fees Summary	Oct. 02, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 749,475,000.00
Previously Paid Amount	0.00
Total Fee Amount	114,744.62
Total Offset Amount	0.00
Net Fee	$ 114,744.62
Final Prospectus	false